Federated Investors
World-Class Investment Manager

Federated Equity Income Fund, Inc.

15TH SEMI-ANNUAL REPORT

September 30, 2001

Established 1986

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated Equity Income Fund, Inc.

President's Message

Dear Fellow Shareholder:

Federated Equity Income Fund, Inc. was created in 1986, and I am pleased to present its 15th Semi-Annual Report. This fund is suitable for investors who want to own high-quality, stocks that have consistently paid dividends. This is a simple investment concept for our fund managers and shareholders. As of September 30, 2001, more than 30% of the fund's assets of $2.2 billion were invested in high-quality stocks of companies that have increased their dividends every year for at least the last ten years. The fund's shareholders own an interest in 59 stocks and convertible issues.

On September 30, 2001, the fund's diversified holdings were across 10 major industry sectors. They included such well-known names as Anheuser-Busch, Bristol-Myers Squibb, Chevron Corp., Exxon Mobil, General Electric, Metropolitan Life Insurance, Pfizer, Morgan Stanley, PepsiCo, Procter & Gamble, and Wal-Mart.

This report covers the first half of the fund's fiscal year, which is the six-month reporting period from April 1, 2001 through September 30, 2001. The reporting period, which ended just after the terrorist attacks, was a very difficult time both for investment managers and shareholders. There is simply no event comparable to those that occurred on September 11. What the fund's managers did was to hold on to their stocks and buy more shares selectively when the New York Stock Exchange reopened on September 17.

The report begins with a discussion with the fund's portfolio manager, Linda A. Duessel, Senior Vice President of Federated Investment Management Company. Following her discussion are three additional items of shareholder interest. First is a series of graphs showing the fund's long-term investment performance. Second is a listing of the fund's high dividend-paying holdings, and third is the publication of the fund's financial statements.

For the six-month reporting period, the Standard & Poor's ("S&P") 500 Index1 produced a negative return, and the fund's net asset value declined tempered by the fund's strong dividend orientation. This is a market characterized by a flight to quality, as investors look for well-established companies such as many held by your fund. The fund's strategy of focusing on stocks with reliable, consistent earnings and conservative investments, such as higher yielding convertible securities, now seems especially prudent.

Individual share class total return performance for the six-month reporting period, including income dividends, follows.2

	Total Return	Income	Net Asset Value Change
Class A Shares	(8.95)%	$0.134	$16.96 to $15.32 = (9.67)%
Class B Shares	(9.30)%	$0.070	$16.96 to $15.32 = (9.67)%
Class C Shares	(9.30)%	$0.069	$16.96 to $15.32 = (9.67)%
Class F Shares	(9.01)%	$0.112	$16.97 to $15.34 = (9.61)%

Please take a few moments to review the fund's broad array of holdings, and I believe you will be confident in the ownership of these great corporations.

I recommend that you add to your fund account on a regular basis. Remember, reinvesting your monthly Federated Equity Income Fund, Inc. dividend is a convenient way to build the value of your account, as the number of shares increase each month. Reinvesting brings into play the benefit of monthly compounding of shares.

Thank you for your continued support of Federated Equity Income Fund, Inc. and, as always, we welcome your comments and suggestions.

Very sincerely yours,

Richard B. Fisher

Richard B. Fisher
President
November 15, 2001

1 The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made in an index.

2 Performance quoted is based on net asset value, reflects past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B, C, and F Shares were (13.98)%, (14.26)%, (10.20)%, and (10.80)%, respectively. Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Linda A. Duessel

Senior Vice President

Federated Investment Management Company

Investment Review

What are your comments on the six-month reporting period ended September 30, 2001?

The second quarter of 2001 witnessed an aggressive Federal Reserve Board continuing to reduce short-term interest rates as the economy weakened further. The equity market was very strong during the month of April, as investors believed that the interest rate cuts might be sufficient to prevent further deterioration in the economy. May and June were more challenging months, with company news across many sectors indicating that business conditions were still worsening. Best performing sectors throughout the quarter were those that would benefit from an economic recovery: Information Technology (up 12.5%), Industrials (up 11.3%), and Materials (up 10.8%).

The worst performing sector was Utilities (down 5.7%), which felt the negative effects of declining natural gas prices and governmental intervention related to California's energy crisis. Other poorly performing sectors were: Consumer Staples (down 1.9%) and Telecommunication Services (down 1.9%), which is a sector plagued by poor fundamental prospects and increasing debt defaults by emerging carriers.

On September 11, America was attacked, which caused the U.S. financial markets to close for four days. After the stock market reopened, each of the major indexes fell to new lows for the current bear market. Investors sought the safety of traditionally defensive stocks, and the only sectors that provided positive returns in the third quarter were: Healthcare (up 3.1%), Consumer Staples (up 2.9%), and Telecommunication Services (up 0.2%).

The worst performing sector was Information Technology (down 34.1%), which had been the top contributor in the second quarter. Other poor performing sectors were the economically sensitive Consumer Discretionary and Industrials. Finally, Utilities were down suffering from weakening demand and natural gas prices.

How did the fund perform for its shareholders in this negative environment?

The fund enjoyed its best second-quarter returns from long-held securities across numerous sectors. These top contributors included Microsoft, General Electric, AOL Time Warner, Amdocs convertibles. The fund's best third-quarter returns were either in the defense industry or in sectors considered to be defensive in a declining market. These included Raytheon convertibles, as well as AmerisourceBergen convertibles in the Healthcare sector.

The fund's returns for the six-month reporting period ended September 30, 2001 were close to that of the market (as represented by the S&P 500 Index) but lagged the average equity income fund. For the six-month reporting period, the fund's Class A, B, C and F shares produced total returns of (8.95)%, (9.30)%, (9.30)%, and (9.01)%, respectively, based on net asset value. These returns compared reasonably with the S&P 500 Index's return of (8.54)%, but lagged the (5.72)% average total return of the 205 equity income funds tracked by Lipper Analytical Services, Inc.1

On a year-to-date basis, the fund's Class A shares had a return of (18.24)% which is ahead of the (20.39)% return of the S&P 500 Index, but still lags the (11.9)% return of the Lipper Equity Income Funds Average.

1 This figure represents the average of the total returns reported by all mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective category indicated. These figures do not take sales charges into account.

What issues were you buying and selling?

Transactions were made during the second quarter to curtail exposure to the persistent weakness in the Telecommunication Services and Information Technology sectors. Additionally, the fund purchased numerous high-quality convertible securities in an effort to provide an income stream as well as to limit downside volatility.

In the Consumer Discretionary sector, we sold Liberty Media Group and purchased the 3.25% Liberty Media Group bond, which is convertible into Viacom. Viacom has one of the best collections of media assets including CBS, Blockbuster Video, Showtime Networks, and Paramount Pictures. We also established a position in Ford Motor Company, at an attractive level.

In the Consumer Staples sector, we purchased Procter & Gamble, a leading global consumer products company that did not participate in last year's terrific performance of staples stocks. We believe a new senior management team can improve its future prospects.

In the Energy sector, we sold BP Amoco and purchased the 5.25% convertible bonds of Kerr-McGee, a leading exploration and production concern.

In the Healthcare sector, we purchased the 5% convertible bonds of AmeriSource Health Corp., a major pharmaceutical distributor. We felt this company's announced merger with Bergan Bruswig--now completed--would result in improved financial performance and share price appreciation.

In the Industrials sector, we sold Philips Electronics due to continued earnings concerns throughout all of its businesses. We purchased the 8% convertible preferred securities of Raytheon at an attractive level.

In the Information Technology sector, we sold Motorola and the convertible bonds of Juniper Networks with worries about each company's earnings outlook. We purchased the 7.45% convertible preferred securities of Electronic Data Systems, a company that has managed quite well during the recent difficult environment and is a leader in systems and technology services.

In the Telecommunication Services sector, we sold the convertible bonds of Nextel and Global Crossing, owing to the worsening telecommunications environment and bought SBC Communications.

Federated Equity Income Fund, Inc., is a sector-neutral fund, gearing its sector weights to nearly match those of the ten basic sectors as represented in the fund's major benchmark, the S&P 500 Index. As a result of the turmoil during the third quarter, the Information Technology sector declined from representing 18.5% of the S&P 500 Index on June 30, 2001, to a 14.4% weight as of September 30, 2001. Accordingly, the fund's positions in Compaq, Hewlett-Packard convertibles and Peregrine Systems convertibles were eliminated.

Likewise, due to the weakness in the Consumer Discretionary sector, its representative weight within the S&P 500 Index fell during the quarter from 13.3% to 12.2%. We eliminated News America Holdings in an effort to lighten the advertising exposure of the fund. We also sold cable holding Charter Communications convertibles, given the resignation of the company's co-founder and chief executive officer.

In the Telecommunication Services sector, we sold Qwest Communications common stock and convertibles due to increased earnings worries. In an effort to add wireless services and long-distance exposure, we bought the 11.9% yielding investment-grade convertible securities of the leading European wireless operator, Vodafone Airtouch, as well as Sprint Corp.

Finally, in the Financials sector, we sold Bank One as it had reached our price target and bought a leading broker, Lehman Brothers, at a depressed level.

What were the fund's top ten holdings as of September 30, 2001?

Name	Percentage of Net Assets
Exxon Mobil Corp.	3.1%
Abbott Laboratories	2.8%
PepsiCo, Inc.	2.8%
General Electric Co.	2.7%
Duke Energy Corp., Conv. Pfd	2.7%
Pfizer, Inc.	2.6%
Citigroup, Inc.	2.6%
Baxter International, Inc.	2.5%
Microsoft Corp.	2.4%
American Home Products Corp.	2.4%
TOTAL PERCENTAGE OF NET ASSETS	26.6%

What were the fund's sector weightings?

As we approach the end of 2001, what are your thoughts on the direction of the market and your strategy for the fund?

During the difficult months of 2001, we have upgraded the quality of holdings, with nearly all of the companies in the portfolio boasting investment-grade balance sheets. In a recessionary environment, the quality of a company's balance sheet often determines not just who will survive but also who will thrive.

As always, the fund maintains a healthy component of convertible securities, which have historically cushioned the portfolio against market declines and helped in this respect during the third quarter. Convertibles are represented throughout each of the ten industry sectors within the portfolio. We have also sought to boost exposure to high yielding investment-grade convertibles such as the Vodafone Airtouch convertible referred to above and Duke Energy's convertible yielding 8.0%, among numerous others.

In this uncertain market environment, we will continue to focus on earnings forecasts of the leading companies in each sector. Further, the fund's blend of growth and value stocks tends to temper the effect of dramatic shifts in leadership between these two investment styles.

As always, thank you for your continued support.

Portfolio of Investments

September 30, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--64.3%
		Consumer Discretionary--7.0%
1,300,800		Ford Motor Co.	$22,568,880
868,872		Home Depot, Inc.	33,338,619
150,000		Omnicom Group, Inc.	9,735,000
880,100		Target Corp.	27,943,175
488,600		Wal-Mart Stores, Inc.	24,185,700
1,891,900		Walt Disney Co.	35,227,178

		TOTAL	152,998,552

		Consumer Staples--5.4%
785,500		Anheuser-Busch Cos., Inc.	32,896,740
1,250,740		PepsiCo, Inc.	60,660,890
358,900		Procter & Gamble Co.	26,124,331

		TOTAL	119,681,961

		Energy--5.4%
595,500		Chevron Corp.	50,468,625
1,738,600		Exxon Mobil Corp.	68,500,840

		TOTAL	118,969,465

		Financials--15.7%
630,400		American International Group, Inc.	49,171,200
473,000		Bank of America Corp.	27,623,200
1,384,800		Citigroup, Inc.	56,084,400
1,358,300		J.P. Morgan Chase & Co.	46,385,945
747,000		Lehman Brothers Holdings, Inc.	42,466,950
393,500		Marsh & McLennan Cos., Inc.	38,051,450
570,200		Merrill Lynch & Co., Inc.	23,150,120
814,900		Morgan Stanley, Dean Witter & Co.	37,770,615
535,200		Wells Fargo & Co.	23,789,640

		TOTAL	344,493,520

		Healthcare--13.1%
1,200,400		Abbott Laboratories	62,240,740
892,200		American Home Products Corp.	51,970,650
Shares			Value
		COMMON STOCKS--continued
		Healthcare--continued
995,400		Baxter International, Inc.	$54,796,770
711,000		Bristol-Myers Squibb Co.	39,503,160
414,000		Johnson & Johnson	22,935,600
1,413,917		Pfizer, Inc.	56,698,072

		TOTAL	288,144,992

		Industrials--4.4%
348,200		Boeing Co.	11,664,700
1,593,200		General Electric Co.	59,267,040
730,883		Ingersoll-Rand Co.	24,703,845

		TOTAL	95,635,585

		Information Technology--8.3%
751,700	[1]	Applied Materials, Inc.	21,378,348
1,633,000		Intel Corp.	33,378,520
437,800		International Business Machines Corp.	40,408,940
1,036,300	[1]	Microsoft Corp.	53,027,471
1,406,000		Texas Instruments, Inc.	35,121,880

		TOTAL	183,315,159

		Materials--1.1%
352,000		Alcoa, Inc.	10,915,520
353,800		Du Pont (E.I.) de Nemours & Co.	13,274,576

		TOTAL	24,190,096

		Telecommunication Services--3.9%
850,300		SBC Communications, Inc.	40,066,136
660,000		Sprint Corp.	15,846,600
545,500		Verizon Communications, Inc.	29,517,005

		TOTAL	85,429,741

		TOTAL COMMON STOCKS (IDENTIFIED COST $1,292,171,281)	1,412,859,071

		CONVERTIBLE PREFERRED STOCKS--25.1%
		Consumer Discretionary--3.5%
820,000		Cox Communications, Inc., PRIDES, $3.50	44,747,400
564,300		Reliant Energy, Inc., ZENS, $1.17, (Series AOL Time Warner)	31,768,961

		TOTAL	76,516,361

		Consumer Staples--2.6%
220,000		Estee Lauder Cos., Inc., Conv. Pfd., $5.40	14,575,000
919,000		Suiza Foods Corp., Conv. Pfd., $2.75	42,659,061

		TOTAL	57,234,061

Shares or Principal Amount			Value
		CONVERTIBLE PREFERRED STOCKS--continued
		Financials--2.8%
396,400		Metropolitan Life Insurance Co., Conv. Pfd., $4.00	$36,932,588
449,700	[2]	Washington Mutual, Inc., Conv. Pfd., (Series 144A), $2.69	24,489,763

		TOTAL	61,422,351

		Healthcare--2.3%
1,353,500		Pharmacia Corp., ACES, $2.60	51,568,350

		Industrials--3.5%
740,200		Raytheon Co., DECS, $4.13	44,486,020
721,000		Union Pacific Corp., Conv. Pfd., $3.13	32,791,080

		TOTAL	77,277,100

		Information Technology--3.2%
928,400		Amdocs Ltd., Conv. Pfd., $1.52	23,627,780
955,200		Electronic Data Systems Corp., PRIDES, (Series I), $3.81	47,322,518

		TOTAL	70,950,298

		Materials--1.7%
842,500		International Paper Co., Cumulative Conv. Pfd., $2.63	37,118,865

		Telecommunication Services--1.8%
1,531,300		MediaOne Group, Inc., DECS, $.76 (Series Vodafone Airtouch)	39,048,150

		Utilities--3.7%
513,500		Calpine Corp., Conv. Pfd., $2.50	22,184,741
2,229,000		Duke Energy Corp., Conv. Pfd., $2.06	58,622,700

		TOTAL	80,807,441

		TOTAL CONVERTIBLE PREFERRED STOCKS (IDENTIFIED COST $548,556,317)	551,942,977

		CONVERTIBLE CORPORATE BONDS--6.2%
		Consumer Discretionary--2.1%
$24,000,000	[2]	Liberty Media Group, Conv. Bond, 3.25%, 3/15/2031 (Series Viacom)	19,357,440
18,700,000		Omnicom Group, Inc., Conv. Sub. Deb., 2.25%, 1/6/2013	25,711,191

		TOTAL	45,068,631

		Energy--1.0%
20,200,000		Kerr-McGee Corp., Conv. Bond, 5.25%, 2/15/2010	21,999,820

		Healthcare--2.2%
31,470,000	[2]	AmeriSource Health Corp., Conv. Bond, 5.00%, 12/1/2007	48,352,396

Principal Amount or Shares			Value
		CONVERTIBLE CORPORATE BONDS--continued
		Industrials--0.9%
$34,000,000	[2]	Cendant Corp., LYON, 2.50% Accrual, 2/13/2021	$20,218,780

		TOTAL CONVERTIBLE CORPORATE BONDS (IDENTIFIED COST $148,543,114)	135,639,627

		MUTUAL FUND--4.1%
89,551,543		Prime Value Obligations Fund, IS Series (at net asset value)	89,551,543

		TOTAL INVESTMENTS (IDENTIFIED COST $2,078,822,255)[3]	$2,189,993,218

1 Non-income producing security.

2 Denotes a restricted security which is subject to restrictions on resale under federal securities laws. These securities have been deemed liquid based upon criteria approved by the fund's Board of Directors. At September 30, 2001, these securities amounted to $112,418,379 which represents 5.1% of net assets.

3 The cost of investments for federal tax purposes amounts to $2,078,822,255. The net unrealized appreciation of investments on a federal tax basis amounts to $111,170,963 which is comprised of $296,129,384 appreciation and $184,958,421 depreciation at September 30, 2001.

Note: The categories of investments are shown as a percentage of net assets ($2,195,611,706) at September 30, 2001.

The following acronyms are used throughout this portfolio:

ACES	--Adjustable Convertible Extendable Securities
DECS	--Dividend Enhanced Convertible Stock
LYON	--Liquid Yield Option Note
PRIDES	--Preferred Redeemable Increased Dividend Equity Securities
ZENS	--Zero Premium Exchangeable Subordinated Notes

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

September 30, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $2,078,822,255)		$2,189,993,218
Income receivable		1,204,784
Receivable for investments sold		34,898,312
Receivable for shares sold		1,661,206

TOTAL ASSETS		2,227,757,520

Liabilities:
Payable for investments purchased	$26,344,842
Payable for shares redeemed	3,015,778
Income distribution payable	281,904
Payable to bank	50,890
Options written, at value (premium received $992,066)	1,101,999
Accrued expenses	1,350,401

TOTAL LIABILITIES		32,145,814

Net assets for 143,305,479 shares outstanding		$2,195,611,706

Net Assets Consist of:
Paid-in capital		$2,426,665,942
Net unrealized appreciation of investments, futures contracts and options		111,061,030
Accumulated net realized loss on investments, futures contracts and options		(341,763,452)
Distributions in excess of net investment income		(351,814)

TOTAL NET ASSETS		$2,195,611,706

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net asset value per share ($915,777,218 ÷ 59,758,095 shares outstanding)		$15.32

Offering price per share (100/94.50 of $15.32)[1]		$16.21

Redemption proceeds per share		$15.32

Class B Shares:
Net asset value per share ($1,025,418,356 ÷ 66,949,526 shares outstanding)		$15.32

Offering price per share		$15.32

Redemption proceeds per share (94.50/100 of $15.32)[1]		$14.48

Class C Shares:
Net asset value per share ($168,461,993 ÷ 10,993,682 shares outstanding)		$15.32

Offering price per share		$15.32

Redemption proceeds per share (99.00/100 of $15.32)[1]		$15.17

Class F Shares:
Net asset value per share ($85,954,139 ÷ 5,604,176 shares outstanding)		$15.34

Offering price per share (100/99.00 of $15.34)[1]		$15.49

Redemption proceeds per share (99.00/100 of $15.34)[1]		$15.19

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended September 30, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $78,141)			$24,185,876
Interest			7,381,336

TOTAL INCOME			31,567,212

Expenses:
Investment adviser fee		$7,781,235
Administrative personnel and services fee		976,545
Custodian fees		68,148
Transfer and dividend disbursing agent fees and expenses		1,553,169
Directors'/Trustees' fees		16,953
Auditing fees		5,613
Legal fees		4,969
Portfolio accounting fees		137,872
Distribution services fee--Class B Shares		4,549,962
Distribution services fee--Class C Shares		776,560
Distribution services fee--Class F Shares		126,213
Shareholder services fee--Class A Shares		1,340,461
Shareholder services fee--Class B Shares		1,516,654
Shareholder services fee--Class C Shares		258,853
Shareholder services fee--Class F Shares		126,213
Share registration costs		131,847
Printing and postage		59,046
Insurance premiums		3,455
Taxes		135,379

TOTAL EXPENSES		19,569,147

Reimbursement and Expense Reductions:
Reimbursement of investment adviser fee	$(2,115)
Fees paid indirectly from directed broker agreements	(36,310)

TOTAL REIMBURSEMENT AND EXPENSE REDUCTIONS		(38,425)

Net expenses			19,530,722

Net investment income			12,036,490

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Option Contracts:
Net realized loss on investments and written option contracts			(204,492,002)
Net realized gain on futures contracts			2,267,600
Net change in unrealized appreciation (depreciation) of investments			(32,676,467)

Net realized and unrealized loss on investments			(234,900,869)

Change in net assets resulting from operations			$(222,864,379)

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 9/30/2001	Year Ended 3/31/2001
Increase (Decrease) in Net Assets
Operations:
Net investment income	$12,036,490	$37,220,661
Net realized gain (loss) on investments, futures contracts and written options	(202,224,402)	(121,765,124)
Net change in unrealized appreciation of investments, futures contracts and written options	(32,676,467)	(811,753,410)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	(222,864,379)	(896,297,873)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(8,309,174)	(19,985,198)
Class B Shares	(4,903,193)	(12,888,435)
Class C Shares	(825,276)	(2,229,693)
Class F Shares	(649,748)	(1,770,513)
Distributions from net realized gain on investments, futures contracts and options
Class A Shares	--	(26,312,335)
Class B Shares	--	(32,244,613)
Class C Shares	--	(5,474,151)
Class F Shares	--	(2,943,094)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(14,687,391)	(103,848,032)

Share Transactions:
Proceeds from sale of shares	185,887,963	1,054,609,033
Net asset value of shares issued to shareholders in payment of distributions declared	12,885,207	91,921,177
Cost of shares redeemed	(385,083,429)	(648,918,709)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(186,310,259)	497,611,501

Change in net assets	(423,862,029)	(502,534,404)

Net Assets:
Beginning of period	2,619,473,735	3,122,008,139

End of period	$2,195,611,706	$2,619,473,735

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$16.96	$23.69	$19.49	$19.14	$15.59	$14.26
Income From Investment Operations:
Net investment income	0.13	0.34	0.27	0.31	0.41	0.42
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(1.64)	(6.26)	4.20	1.54	4.41	2.16

TOTAL FROM INVESTMENT OPERATIONS	(1.51)	(5.92)	4.47	1.85	4.82	2.58

Less Distributions:
Distributions from net investment income	(0.13)	(0.34)	(0.27)	(0.30)	(0.40)	(0.41)
Distributions from net realized gain on investments, futures and options	--	(0.47)	(0.00)[1]	(1.20)	(0.87)	(0.84)

TOTAL DISTRIBUTIONS	(0.13)	(0.81)	(0.27)	(1.50)	(1.27)	(1.25)

Net Asset Value, End of Period	$15.32	$16.96	$23.69	$19.49	$19.14	$15.59

Total Return[2]	(8.95)%	(25.58)%	23.14%	10.18%	31.80%	18.82%

Ratios to Average Net Assets:

Expenses	1.09%[3]	1.07%	1.10%	1.11%	1.09%	1.08%

Net investment income	1.35%[3]	1.65%	1.28%	1.66%	2.25%	2.68%

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	--	--	0.04%

Supplemental Data:

Net assets, end of period (000 omitted)	$915,777	$1,077,582	$1,187,734	$932,544	$809,103	$431,281

Portfolio turnover	40%	85%	58%	69%	69%	75%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$16.96	$23.68	$19.49	$19.15	$15.59	$14.26
Income From Investment Operations:
Net investment income	0.07	0.18	0.12	0.17	0.27	0.34
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(1.64)	(6.25)	4.19	1.54	4.42	2.13

TOTAL FROM INVESTMENT OPERATIONS	(1.57)	(6.07)	4.31	1.71	4.69	2.47

Less Distributions:
Distributions from net investment income	(0.07)	(0.18)	(0.12)	(0.17)	(0.26)	(0.30)
Distributions from net realized gain on investments, futures and options	--	(0.47)	(0.00)[1]	(1.20)	(0.87)	(0.84)

TOTAL DISTRIBUTIONS	(0.07)	(0.65)	(0.12)	(1.37)	(1.13)	(1.14)

Net Asset Value, End of Period	$15.32	$16.96	$23.68	$19.49	$19.15	$15.59

Total Return[2]	(9.30)%	(26.11)%	22.18%	9.32%	30.90%	17.92%

Ratios to Average Net Assets:

Expenses	1.84%[3]	1.82%	1.85%	1.86%	1.84%	1.87%

Net investment income	0.60%[3]	0.89%	0.53%	0.91%	1.50%	1.85%

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$1,025,418	$1,225,097	$1,537,957	$1,262,258	$1,015,339	$418,675

Portfolio turnover	40%	85%	58%	69%	69%	75%

1 Distributions from net realized gain on investments are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$16.96	$23.69	$19.50	$19.15	$15.59	$14.26
Income From Investment Operations:
Net investment income	0.07	0.18	0.12	0.17	0.27	0.30
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(1.64)	(6.26)	4.19	1.54	4.42	2.16

TOTAL FROM INVESTMENT OPERATIONS	(1.57)	(6.08)	4.31	1.71	4.69	2.46

Less Distributions:
Distributions from net investment income	(0.07)	(0.18)	(0.12)	(0.16)	(0.26)	(0.29)
Distributions from net realized gain on investments, futures and options	--	(0.47)	(0.00)[1]	(1.20)	(0.87)	(0.84)

TOTAL DISTRIBUTIONS	(0.07)	(0.65)	(0.12)	(1.36)	(1.13)	(1.13)

Net Asset Value, End of Period	$15.32	$16.96	$23.69	$19.50	$19.15	$15.59

Total Return[2]	(9.30)%	(26.14)%	22.17%	9.37%	30.90%	17.90%

Ratios to Average Net Assets:

Expenses	1.84%[3]	1.82%	1.85%	1.86%	1.84%	1.87%

Net investment income	0.60%[3]	0.90%	0.53%	0.91%	1.50%	1.89%

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	--	--	--

Supplemental Data:

Net assets, end of period (000 omitted)	$168,462	$213,472	$249,004	$196,583	$173,900	$101,588

Portfolio turnover	40%	85%	58%	69%	69%	75%

1 Distributions from net realized gain on investment are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class F Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended March 31,
	9/30/2001	2001	2000	1999	1998	1997
Net Asset Value, Beginning of Period	$16.97	$23.70	$19.50	$19.15	$15.59	$14.26
Income From Investment Operations:
Net investment income	0.11	0.29	0.22	0.27	0.36	0.38
Net realized and unrealized gain (loss) on investments, futures contracts and written options	(1.63)	(6.27)	4.20	1.54	4.42	2.16

TOTAL FROM INVESTMENT OPERATIONS	(1.52)	(5.98)	4.42	1.81	4.78	2.54

Less Distributions:
Distributions from net investment income	(0.11)	(0.28)	(0.22)	(0.26)	(0.35)	(0.37)
Distributions from net realized gain on investments, futures and options	--	(0.47)	(0.00)[1]	(1.20)	(0.87)	(0.84)

TOTAL DISTRIBUTIONS	(0.11)	(0.75)	(0.22)	(1.46)	(1.22)	(1.21)

Net Asset Value, End of Period	$15.34	$16.97	$23.70	$19.50	$19.15	$15.59

Total Return[2]	(9.01)%	(25.76)%	22.82%	9.90%	31.54%	18.50%

Ratios to Average Net Assets:

Expenses	1.34%[3]	1.32%	1.35%	1.36%	1.34%	1.36%

Net investment income	1.10%[3]	1.39%	1.03%	1.41%	2.00%	2.41%

Expense waiver/reimbursement[4]	0.00%[3,5]	0.00%[5]	--	--	--	0.01%

Supplemental Data:

Net assets, end of period (000 omitted)	$85,954	$103,323	$147,313	$127,676	$125,588	$88,454

Portfolio turnover	40%	85%	58%	69%	69%	75%

1 Distributions from net realized gain on investment are less than $0.01 per share.

2 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

3 Computed on an annualized basis.

4 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

5 Less than 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

September 30, 2001 (unaudited)

ORGANIZATION

Federated Equity Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares and Class F Shares. The investment objective of the Fund is to provide above average income and capital appreciation.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

U.S. government securities and listed corporate bonds are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end registered investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have any effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Futures Contracts

The Fund purchases stock index futures contracts to manage cashflows, enhance yield, and to potentially reduce transactions costs. Upon entering into a stock index futures contract with a broker, the Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a "variation margin" account. Daily, the Fund receives from or pays to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with the changes in the value of the underlying securities. For six months ended September 30, 2001, the Fund had realized gains of $2,267,600 on futures contracts.

Written Options Contracts

The Fund may write option contracts. A written option obligates the Fund to deliver a call, or to receive a put, the contract amount upon exercise by the holder of the option. The value of the option contract is recorded as a liability and unrealized gain or loss is measured by the difference between the current value and the premium received. For the six months ended September 30, 2001, the Fund had a realized gain of $3,051,553 on written options.

The following is a summary of the Fund's written option activity:

Contracts	Number of Contracts	Premium
Outstanding at 3/31/01	5,955	$953,981

Options written	26,300	3,280,638

Options expired	(21,455)	(2,912,864)

Options closed	(2,000)	(329,689)

Outstanding at 9/30/2001	8,800	$992,066

At September 30, 2001, the Fund had the following outstanding options:

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation )
AmerisourceBergen Corp.	Call	October 2001	70	1,800	522,000	$(338,405)

International Business Machs	Call	October 2001	115	700	7,000	92,397

Omnicom Group	Call	October 2001	90	1,500	22,500	137,994

Suiza Foods Corp	Call	October 2001	60	1,300	533,000	(323,907)

Texas Instrument Inc.	Call	October 2001	40	3,500	17,500	321,988

NET UNREALIZED DEPRECIATION ON WRITTEN OPTIONS CONTRACTS						$(109,933)

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Directors. The Fund will not incur any registration costs upon such resales. The Fund's restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in good faith using methods approved by the Directors.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At September 30, 2001, par value shares ($0.01 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	500,000,000
Class B Shares	500,000,000
Class C Shares	500,000,000
Class F Shares	500,000,000
TOTAL	2,000,000,000

Transactions in capital stock were as follows:

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	5,201,240	$90,499,241	27,194,022	$571,743,129
Shares issued to shareholders in payment of distributions declared	421,500	7,158,495	1,921,992	39,698,249
Shares redeemed	(9,405,113)	(160,834,368)	(15,713,189)	(321,547,079)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(3,782,373)	$(63,176,632)	13,402,825	$289,894,299

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	2,521,569	$43,751,836	17,164,890	$362,249,658
Shares issued to shareholders in payment of distributions declared	261,449	4,435,073	1,978,785	41,112,565
Shares redeemed	(8,082,743)	(136,227,887)	(11,830,373)	(239,616,582)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(5,299,725)	$(88,040,978)	7,313,302	$163,745,641

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	934,082	$16,772,381	4,464,422	$94,641,954
Shares issued to shareholders in payment of distributions declared	43,382	737,985	336,670	6,989,931
Shares redeemed	(2,567,729)	(44,233,522)	(2,726,187)	(55,906,969)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(1,590,265)	$(26,723,156)	2,074,905	$45,724,916

	Six Months Ended 9/30/2001		Year Ended 3/31/2001
Class F Shares:	Shares	Amount	Shares	Amount
Shares sold	1,963,318	$34,864,505	1,339,503	$25,974,292
Shares issued to shareholders in payment of distributions declared	32,552	553,654	197,992	4,120,432
Shares redeemed	(2,480,873)	(43,787,652)	(1,664,919)	(31,848,079)

NET CHANGE RESULTING FROM CLASS F SHARE TRANSACTIONS	(485,003)	$(8,369,493)	(127,424)	$(1,753,355)

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(11,157,366)	$(186,310,259)	22,663,608	$497,611,501

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment Adviser fee equal to 0.60% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Adviser. The Adviser has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp., ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class A Shares, and Class B Shares, Class C Shares and Class F Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class A Shares	0.50%
Class B Shares	0.75%
Class C Shares	0.75%
Class F Shares	0.25%

For the six months ended September 30, 2001, Class A Shares did not incur a distribution services fee.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Expense Reduction

The Fund directs portfolio trades to a broker that in turn pays a portion of the Fund's operating expenses. For the six months ended September 30, 2001, the Fund's expenses were reduced by $36,310 under these arrangements.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended September 30, 2001, were as follows:

Purchases	$1,004,442,635

Sales	$1,063,912,042

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

AMANDA J. WILLIS

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated Equity Income Fund, Inc.
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 313915100
Cusip 313915209
Cusip 313915308
Cusip 313915407

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

8110102 (11/01)